Quarterly Holdings Report
for
Fidelity® Sustainable Multi-Asset Fund
December 31, 2025
MAF-NPRT1-0226
1.9904618.103
Bond Funds - 23.0%
	Shares	Value ($)
Fidelity Inflation-Protected Bond Index Fund (a)	419,972	3,830,145
Fidelity Long-Term Treasury Bond Index Fund (a)	279,269	2,594,407
Fidelity Sustainable Core Plus Bond Fund (a)	874,258	8,235,509
TOTAL BOND FUNDS (Cost $14,653,583)		14,660,061

Domestic Equity Funds - 40.3%
	Shares	Value ($)
Fidelity U.S. Sustainability Index Fund (a) (Cost $21,805,860)	842,724	25,677,806

International Equity Funds - 36.5%
	Shares	Value ($)
Fidelity International Sustainability Index Fund (a)	572,755	8,740,237
Fidelity Sustainable Emerging Markets Equity Fund (a)	417,173	4,910,126
Fidelity Sustainable International Equity Fund (a)	827,728	9,576,809
TOTAL INTERNATIONAL EQUITY FUNDS (Cost $19,634,810)		23,227,172

Short-Term Funds - 0.2%
	Shares	Value ($)
Fidelity Sustainable Low Duration Bond Fund (a) (Cost $127,424)	12,410	126,580

TOTAL INVESTMENT IN SECURITIES - 100.0% (Cost $56,221,677)	63,691,619
NET OTHER ASSETS (LIABILITIES) - 0.0%	4,704
NET ASSETS - 100.0%	63,696,323

Legend

(a)	Affiliated fund.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	Shares, end of period	% ownership, end of period
Fidelity Cash Central Fund	-	145,050	145,050	17	-	-	-	-	0.0%
Total	-	145,050	145,050	17	-	-	-

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Affiliated Underlying Funds
Fiscal year to date information regarding the Fund's investments in affiliated underlying funds is presented below. Exchanges between classes of the same affiliated underlying funds may occur. If an underlying fund changes its name, the name presented below is the name in effect at period end.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	Shares, end of period
Fidelity Inflation-Protected Bond Index Fund	2,960,188	1,590,887	619,538	100,740	(6,197)	(95,195)	3,830,145	419,972
Fidelity International Sustainability Index Fund	6,228,953	3,330,490	850,715	218,946	7,970	23,539	8,740,237	572,755
Fidelity Long-Term Treasury Bond Index Fund	1,945,839	957,062	270,633	22,195	462	(38,323)	2,594,407	279,269
Fidelity Sustainable Core Plus Bond Fund	5,806,171	3,258,553	798,573	86,987	12,010	(42,652)	8,235,509	874,258
Fidelity Sustainable Emerging Markets Equity Fund	3,088,947	2,186,588	459,519	45,170	6,272	87,838	4,910,126	417,173
Fidelity Sustainable International Equity Fund	6,648,884	3,657,154	943,390	191,406	16,111	198,050	9,576,809	827,728
Fidelity Sustainable Low Duration Bond Fund	529,083	174,169	575,048	4,495	1,728	(3,352)	126,580	12,410
Fidelity Sustainable U.S. Equity ETF	4,778,430	-	4,831,819	-	1,275,646	(1,222,257)	-	-
Fidelity U.S. Sustainability Index Fund	13,388,731	12,459,669	645,252	258,114	14,364	460,294	25,677,806	842,724
	45,375,226	27,614,572	9,994,487	928,053	1,328,366	(632,058)	63,691,619

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Securities transactions are accounted for as of trade date. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - Unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value investments by major category are as follows:
Investments in any open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.

The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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